As filed with the Securities and Exchange Commission on May 20, 1996

                                                   Registration No. 333-________
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           GREENMAN TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                                    71-0724248
           --------                                    ----------
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)


           7 KIMBALL LANE, BUILDING A, LYNNFIELD, MASSACHUSETTS 01940
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                 SFM MARKETING, INC. NON-QUALIFIED STOCK OPTIONS
                 -----------------------------------------------
                            (Full title of the plan)

                         ------------------------------

                               MAURICE E. NEEDHAM
                             CHIEF EXECUTIVE OFFICER
                           GREENMAN TECHNOLOGIES, INC.
                           7 KIMBALL LANE, BUILDING A
                         LYNNFIELD, MASSACHUSETTS 01940
                                 (617) 224-2411
             (Name, address including zip code and telephone number,
                   including area code, of agent for service)

                         ------------------------------

                                    Copy to:
                             JOHN A. PICCIONE, ESQ.
                          EPSTEIN BECKER & GREEN, P.C.
                                 75 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                                 (617) 342-4000

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                                       Total of Sequentially Numbered Pages:  15
                                Exhibit Index on Sequentially Numbered Page:   7


                         CALCULATION OF REGISTRATION FEE

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                                                           Proposed                  Proposed
                                                            Maximum                   Maximum
       Title of                   Amount                   Offering                  Aggregate                 Amount of
     Securities to                 to be                     Price                   Offering                Registration
     be Registered              Registered                 Per Share                   Price                      Fee
--------------------------------------------------------------------------------------------------------------------------------
Common Stock                   50,000 Shares               $3.75(1)                   $187,500                   $64.65
$.01 par value
                               50,000 Shares               $4.75(1)                   $237,500                   $81.90

                               50,000 Shares               $5.75(1)                   $287,500                   $99.14

                              100,000 Shares               $6.75(1)                   $675,000                  $232.76
                              -------                                               ----------                  -------

         Totals:              250,000 Shares                                        $1,387,500                  $478.45
                              =======                                               ==========                  =======

================================================================================

(1) All such shares are issuable upon exercise of outstanding options with fixed exercise prices. Pursuant to Regulation C, Rule 457(h)(1) under the Securities Act of 1933, the aggregate offering price and the fee have been computed upon the basis of the price at which the option may be exercised.

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                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.  Plan Information.

         The documents containing the information specified in this Item 1 will be sent or given to the Consultant or others as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission") and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.

Item 2.  Registrant Information and Employee Plan Annual Information.

         The documents containing the information specified in this Item 2 will be sent or given to the Consultant as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Commission and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectus supplements pursuant to Rule 424.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

         The following documents filed with the Commission are incorporated by reference in this Registration Statement:

         (a) Registrant's Prospectus effective September 29, 1995, pursuant to Rule 424(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"), in Registration Statement No. 33-86138 on Form SB-2, as amended (the "Form SB-2");

         (b) Registrant's Quarterly Report on Form 10-QSB for the Quarter ended February 29, 1996; and

         (c) The section entitled "Description of Registrant's Securities to be Registered" contained in the Registrant's Registration Statement on Form 8-A, filed on September 27, 1995 pursuant to
                  Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporating by reference the information contained in the Form SB-2.

         All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.  Description of Securities.

         Not applicable.

Item 5.  Interest of Named Experts and Counsel.

         The validity of the shares of Common Stock offered hereby will be passed upon for the Registrant by Epstein Becker & Green, P.C., Boston, Massachusetts. John A. Piccione, an attorney at Epstein Becker & Green, P.C. and Assistant Secretary of the Company, holds options to purchase 50,000 shares of Common Stock.

Item 6.  Indemnification of Directors and Officers.

         The Delaware General Corporation Law and the Registrant's Certificate of Incorporation and By-Laws provide for indemnification of the Registrant's directors and officers for liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the Registrant, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful. Reference is made to the Registrant's Certificate of Incorporation and By-Laws filed as Exhibit 3.1 and 3.2, respectively, to the Registrant's Registration Statement on Form SB-2 and incorporated herein by reference.

         The Registrant maintains directors and officers liability insurance for the benefit of its directors and officers.

Item 7.  Exemption from Registration Claimed.

         Not applicable.

Item 8.  Exhibits.

         Exhibit No.       Description of Exhibit

         Exhibit 4.1 Specimen certificate representing the Common Stock of the Registrant (filed as Exhibit 4.1 to Registrant's Registration Statement on Form SB-2
                           (File No. 33-86138) and incorporated herein by reference).

         Exhibit 4.2 Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 to Registrant's Registration Statement on Form SB-2 (File No. 33-86138) and incorporated herein by reference).

         Exhibit 4.3 By-laws of the Registrant (filed as Exhibit 3.2 to Registrant's Registration Statement on Form SB-2
                           (File No. 33-86138) and incorporated herein by reference).

         Exhibit 4.4 Form of Non-Qualified Stock Option Agreement between Registrant and SFM Marketing, Inc. (filed herewith).

         Exhibit 5.1 Opinion of Epstein Becker & Green, P.C. (filed herewith).

         Exhibit 23.1      Consent of Epstein Becker & Green, P.C.  (included in
                           Exhibit 5.1).

         Exhibit 23.2      Consent of Wolf & Company, P.C. (filed herewith).

         Exhibit 24.1 Power of Attorney (included as part of the signature page to this Registration Statement).

Item 9.  Undertakings.

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)      To  include  any   prospectus   required  by
                                    Section  10(a)(3) of the  Securities  Act of
                                    1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                           provided,  however,  that  paragraphs  (a)(1)(i)  and
                           (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, GreenMan Technologies, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lynnfield, Commonwealth of Massachusetts, on this 17th day of May, 1996.

                                          GREENMAN TECHNOLOGIES, INC.


                                          By:        /s/ Maurice E. Needham
                                             -----------------------------------
                                                   Maurice E. Needham
                                                   Chairman of the Board
                                                   and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of GreenMan Technologies, Inc., hereby severally constitute and appoint Maurice E. Needham and Joseph E. Levangie, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable GreenMan Technologies, Inc. to comply with the provisions of the Securities Act of 1933, as amended, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                                         TITLE                                  DATE
---------                                                         -----                                  ----
 /s/ Maurice E. Needham                         Chairman of the Board,                              May 17, 1996
--------------------------------------------    Chief Executive Officer and
Maurice E. Needham                              a Director (principal executive
                                                officer)


 /s/ Joseph E. Levangie                         Chief Financial Officer                             May 17, 1996
--------------------------------------------    (principal financial and
Joseph E. Levangie                              accounting officer)


 /s/ James F. Barker                            President and Director                              May 17, 1996
--------------------------------------------
James F. Barker

 /s/ Lew F. Boyd                                Director                                            May 17, 1996
--------------------------------------------
Lew F. Boyd

                                                Director                                            May __, 1996
--------------------------------------------
Buster C. Glosson

                                INDEX TO EXHIBITS

                                                                                                    Sequentially
Exhibit                                      Description of Exhibit                                 Numbered Page
-------                                      ----------------------                                 -------------
Exhibit 4.1           Specimen certificate representing the Common Stock of the
                      Registrant (filed as Exhibit 4.1 to the Registrant's Registration
                      Statement on Form SB-2 (File No. 33-86138) and
                      incorporated herein by reference).

Exhibit 4.2           Certificate of Incorporation of the Registrant (filed as Exhibit
                      3.1 to Registrant's Registration Statement on Form SB-2 (File
                      No. 33-86138) and incorporated herein by reference).

Exhibit 4.3           By-laws of the Registrant (filed as Exhibit 3.2 to Registrant's
                      Registration Statement on form SB-2 (File No. 33-86138) and incorporated herein by reference).

Exhibit 4.4           Form of Non-Qualified Stock Option Agreement between                                 8
                      Registrant and SFM Marketing, Inc. (filed herewith).

Exhibit 5.1           Opinion of Epstein Becker & Green, P.C. (filed herewith).                           13

Exhibit 23.1          Consent of Epstein Becker & Green, P.C. (included in Exhibit
                      5.1).

Exhibit 23.2          Consent of Wolf & Company, P.C. (filed herewith).                                   15

Exhibit 24.1 Power of Attorney (included as part of the signature page to this Registration Statement).